                                                                   Exhibit 99.17

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     FIRST USA BANK, NATIONAL ASSOCIATION

            --------------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1997-6
            --------------------------------------------------------

                Monthly Period:                     5/1/00 to
                                                    5/31/00
                Distribution Date:                  6/19/00
                Transfer Date:                      6/16/00

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1997-6 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

  A. Information Regarding the Current Monthly Distribution.
     ------------------------------------------------------

     1.   The total amount of the distribution to
          Certificateholders on the Distribution Date per
          $1,000 original certificate principal amount
                                                     Class A            $5.35000
                                                     Class B            $5.48333
                                                     CIA                $5.95000

     2.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Certificates, per $1,000 original
               certificate principal amount
                                                     Class A            $5.35000
                                                     Class B            $5.48333
                                                     CIA                $5.95000

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-6
Page 2


     3.   The amount of the distribution set forth in paragraph 1
          above in respect of principal on the Certificates, per
          $1,000 original certificate principal amount
                                                     Class A            $0.00000
                                                     Class B            $0.00000
                                                     CIA                $0.00000

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.   Allocation of Principal Receivables.
          -----------------------------------

          The aggregate amount of Allocations of Principal
          Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                                     Class A     $183,647,513.38
                                                     Class B     $ 16,612,098.70
                                                     CIA         $ 21,031,831.39
                                                              ------------------
                                                     Total       $221,291,443.47

     2.   Allocation of Finance Charge Receivables
          ----------------------------------------

          (a1) The aggregate amount of Allocations of Finance
               Charge Receivables processed during the Monthly
               Period which were allocated in respect of the Certificates

                                                     Class A      $19,328,287.24
                                                     Class B      $ 1,748,367.89
                                                     CIA          $ 2,213,529.99
                                                                  --------------
                                                     Total        $23,290,185.12

          (b1) Principal Funding Investment Proceeds (to Class A)          $0.00
          (b2) Withdrawals from Reserve Account (to Class A)               $0.00
          (b3) Class A Net Swap Receipt                                     0.00
                                                                  --------------
               Class A Available Funds                            $19,328,287.24

          (c1) Principal Funding Investment Proceeds (to Class B)          $0.00
          (c2) Withdrawals from Reserve Account (to Class B)               $0.00
          (c3) Class B Net Swap Receipt                                    $0.00
                                                                   -------------
               Class B Available Funds                             $1,748,367.89

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-6
Page 3


     (d1)  Principal Funding Investment Proceeds (to CIA)          $        0.00
     (d2)  Withdrawals from Reserve Account (to CIA)               $        0.00
     (d3)  CIA Net Swap Receipt                                             0.00
                                                                  --------------
           CIA Available Funds                                     $2,213,529.99

     (e1)  Total Principal Funding Investment Proceeds             $        0.00
     (e2)  Investment Earnings on deposits to Reserve Account      $        0.00





  3. Principal Receivable / Investor Percentages
     -------------------------------------------

     (a)   The aggregate amount of Principal Receivables
           in the Trust as of the last day of the Monthly
           Period                                             $36,124,641,027.99


     (b)   Invested Amount as of the last day of the
           preceding month (Adjusted Class A Invested
           Amount during Accumulation Period)
                                            Class A            $1,300,000,000.00
                                            Class B            $  117,470,000.00
                                            CIA                $  148,790,000.00
                                                              ------------------
                                            Total              $1,566,260,000.00

     (c)   The Floating Allocation Percentage: The Invested
           Amount set forth in paragraph 3(b) above as a
           percentage of the aggregate amount of Principal
           Receivables as of the Record Date set forth in
           paragraph 3(a) above
                                            Class A                       3.599%
                                            Class B                       0.325%
                                            CIA                           0.412%
                                                                          -----
                                            Total                         4.336%

     (d)   During the Amortization Period: The Invested
           Amount as of ______ (the last day of the Revolving
           Period)
                                            Class A                        $0.00
                                            Class B                        $0.00
                                            CIA                            $0.00
                                                                   -------------
                                            Total                          $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-6
Page 4


       (e)  The Fixed/Floating Allocation Percentage: The
            Invested Amount set forth in paragraph 3(d)
            above as a percentage of the aggregate amount
            of Principal Receivables set forth in paragraph
            3(a) above
                                            Class A                     0.000%
                                            Class B                     0.000%
                                            CIA                         0.000%
                                                                        -----
                                            Total                       0.000%


   4.  Delinquent Balances.
       -------------------

       The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

       (a)    35 - 64 days                                     $  428,403,170.53
       (b)    65 - 94 days                                     $  277,772,886.82
       (c)    95 - 124 days                                    $  231,052,772.40
       (d)    125 - 154 days                                   $  196,167,513.76
       (e)    155 - 184 days                                   $  164,129,162.83
       (f)    185 or more days                                 $            0.00
                                                              ------------------
                                            Total              $1,297,525,506.34

   5.  Monthly Investor Default Amount.
       -------------------------------

       (a) The aggregate amount of all defaulted Principal Receivables written off as uncollectible during the Monthly Period allocable to the Invested Amount (the aggregate "Investor Default Amount")

                                            Class A               $ 8,721,864.75
                                            Class B               $   788,948.76
                                            CIA                   $   998,852.56
                                                                  --------------
                                            Total                 $10,509,666.07


   6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
       ----------------------------------------------------

       (a)  The aggregate amount of Class A Investor Charge-
            Offs and the reductions in the Class B Invested
            Amount and the CIA
                                            Class A                        $0.00
                                            Class B                        $0.00
                                            CIA                            $0.00
                                                                     ----------
                                            Total                          $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-6
Page 6


       (b)  The aggregate amount of Class A Investor Charge-
            Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA

                                            Class A                        $0.00
                                            Class B                        $0.00
                                            CIA                            $0.00
                                                                    ------------
                                            Total                          $0.00


   7.  Investor Servicing Fee
       ----------------------
       (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                                            Class A                $1,625,000.00
                                            Class B                $  146,837.50
                                            CIA                    $  185,987.50
                                                                   -------------
                                            Total                  $1,957,825.00


   8.  Reallocated Principal Collections
       ---------------------------------
            The amount of Reallocated CIA and Class B
            Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or
            Investor Charge-Offs for the prior month.

                                            Class B                        $0.00
                                            CIA                            $0.00
                                                                           -----
                                            Total                          $0.00

   9.  CIA Invested Amount
       (a)  The amount of the CIA Invested Amount as of the
            close of business on the related Distribution
            Date after giving effect to withdrawals,
            deposits and payments to
            be made in respect of the preceding month            $148,790,000.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-6
Page 7


    10.  The Pool Factor
         ---------------
             The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing
             Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                            Class A                  1.00000000
                                            Class B                  1.00000000
                                            Total                    1.00000000

    11.  The Portfolio Yield
         -------------------
             The Portfolio Yield for the related Monthly Period            8.95%

    12.  The Base Rate
         -------------
             The Base Rate for the related Monthly Period                  8.50%


C   Information Regarding the Principal Funding Account
    ----------------------------------------------------
      1.   Accumulation Period

      (a)  Accumulation Period commencement date                     06/01/2002

      (b)  Accumulation Period Length (months)                                1

      (c)  Accumulation Period Factor                                      8.75

      (d)  Required Accumulation Factor Number                                8

      (e)  Controlled Accumulation Amount                     $1,566,260,000.00

      (f)  Minimum Payment Rate (last 12 months)                          14.06%

      2.   Principal Funding Account
           -------------------------

           Beginning Balance                                              $0.00
              Plus:  Principal Collections for related Monthly
                     Period from Principal Account                        $0.00
              Plus:  Interest on Principal Funding Account
                     Balance for related Monthly Period                   $0.00

              Less:  Withdrawals to Finance Charge Account                $0.00
              Less:  Withdrawals to Distribution Account                  $0.00
                                                              -----------------
           Ending Balance                                                 $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-6
Page 8

       3.   Accumulation Shortfall
            ----------------------
                  The Controlled Deposit Amount for the previous
                  Monthly Period                                                        $   0.00

            Less: The amount deposited into the Principal Funding
                  Account for the Previous Monthly Period                               $   0.00

                  Accumulation Shortfall                                                $   0.00
                                                                                    ------------
                  Aggregate Accumulation Shortfalls                                     $   0.00


       4.   Principal Funding Investment Shortfall

                  Covered Amount                                                        $   0.00

            Less: Principal Funding Investment Proceeds                                 $   0.00
                                                                                    ------------
                  Principal Funding Investment Shortfall                                $   0.00
                                                                                    ------------
D.   Information Regarding the Reserve Account
     -----------------------------------------

       1.   Required Reserve Account Analysis
            ---------------------------------

            (a)  Required Reserve Account Amount percentage                              0.00000%

            (b)  Required Reserve Account Amount ($)                                    $   0.00
                 (0.5% of Invested Amount or other amount
                 designated by Transferor)

            (c)  Required Reserve Account Balance after effect of
                       any transfers on the Related Transfer Date                       $   0.00

            (d)  Reserve Draw Amount transferred to the Finance
                       Charge Account on the Related Transfer Date                      $   0.00

       2.   Reserve Account Investment Proceeds
            -----------------------------------
            Reserve Account Investment Proceeds transferred to the
            Finance Charge Account on the Related Transfer Date                         $   0.00

       3.   Withdrawals from the Reserve Account
            ------------------------------------
            Total Withdrawals from the Reserve Account transferred
            to the Finance Charge Account on the related Transfer                       $   0.00
            Date (1 (d) plus 2 above)

       4.   The Portfolio Adjusted Yield
            ----------------------------
            The Portfolio Adjusted Yield for the related Monthly Period                     3.13%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-6
Page 9


E.   Information Regarding the Interest Rate Swaps
     ---------------------------------------------

          1.   Class A Interest Rate Swap

               (a)      Class A Net Swap Payment due on the related Transfer Date               910,216.67

               (b)      Overdue Class A Net Swap Payment                                              0.00

               (c)      Class A Net Swap Receipt due on the related Transfer Date                     0.00

               (d)      Overdue Class A Net Swap Receipt                                              0.00

          2.   Class B Interest Rate Swap

               (a)      Class B Net Swap payment due on the related Transfer Date                82,483.52

               (b)      Overdue Class B Net Swap Payment                                              0.00

               (c)      Class B Net Swap Receipt due on the related Transfer Date                     0.00

               (d)      Overdue Class B Net Swap Receipt                                              0.00

          3.   CIA Interest Rate Swap

               (a)      CIA Net Swap payment due on the related Transfer Date                   104,648.97

               (b)      Overdue CIA Net Swap Payment                                                  0.00

               (c)      CIA Net Swap Receipt due on the related Transfer Date                         0.00

               (d)      Overdue CIA Net Swap Receipt                                                  0.00

MONTHLY CERTIFICATEHOLDER'S STATEMENT
Signature Page





                     First USA Bank, National Association
                     as Servicer


                     By:  /s/ Tracie Klein
                          --------------------------
                          Tracie Klein
                          First Vice President